UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – September 6, 2011

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Rockledge Drive, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

On September 6, 2011, Lockheed Martin Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters (the “Underwriters”), in connection with the issuance and sale of a total of $2,000,000,000 of senior unsecured notes, consisting of $500,000,000 aggregate principal amount of 2.125% Notes due 2016 (the “2016 Notes”), $900,000,000 aggregate principal amount of 3.350% Notes due 2021 (the “2021 Notes”) and $600,000,000 aggregate principal amount of 4.850% Notes due 2041 (the “2041 Notes,” and together with the 2016 Notes and the 2021 Notes, the “Notes”) in a public offering pursuant to a registration statement on Form S-3 (File No. 333-176446). The 2016 Notes mature on September 15, 2016, the 2021 Notes mature on September 15, 2021 and the 2041 Notes mature on September 15, 2041. The Company will pay interest on the Notes semiannually on March 15 and September 15 of each year. The first interest payment will be made March 15, 2012. The Company may redeem the Notes in whole at any time or in part from time to time. A copy of the Underwriting Agreement and the forms of Notes are filed as exhibits to this report and are incorporated by reference herein.

The Notes will be issued under an indenture (the “Indenture”) entered into by the Company with U.S. Bank National Association, as trustee, on September 6, 2011, pursuant to which the Company may issue an unlimited amount of debt securities from time to time in one or more series. A copy of the Indenture is filed as an exhibit to this report and is incorporated by reference herein.

The Company intends to use a portion of the net proceeds from the offering to redeem all of the $500 million aggregate principal amount of its 4.121% Notes due 2013 and to use the remaining net proceeds from the offering for general corporate purposes.

Item 9.01 Financial Statements and Exhibits.

The exhibits to this Current Report on Form 8-K are listed on the exhibit index, which appears elsewhere herein and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCKHEED MARTIN CORPORATION

By:	/s/ MARIAN S. BLOCK
Marian S. Block
Vice President & Associate General Counsel

September 7, 2011

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of September 6, 2011, by and among the Company and the Underwriters.

4.1	Indenture, dated as of September 6, 2011, by and among the Company and U.S. Bank National Association as Trustee.

4.2	Form of 2.125% Notes due 2016.

4.3	Form of 3.350% Notes due 2021.

4.4	Form of 4.850% Notes due 2041.

5.1	Opinion of Hogan Lovells US LLP.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).